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                                                                    EXHIBIT 10.3


                                SECOND AMENDMENT
                                       TO
                           SECURITYHOLDERS AGREEMENT

         THIS SECOND AMENDMENT TO SECURITYHOLDERS AGREEMENT (the "Amendment"),
dated as of April   , 2002, is by and among Endeavor Pharmaceuticals, Inc., a
Delaware corporation (the "Company"), and the undersigned stockholders of the Company (the "Holders").

         WHEREAS, the Holders are parties to or otherwise bound by the Securityholders Agreement, dated as of August 8, 2000, by and among the Company and those securityholders signatories thereto or otherwise bound thereby, as amended by the Amendment to Securityholders Agreement, dated as of November 21, 2000, by and among the Company and those securityholders signatories thereto or otherwise bound thereby (collectively, the "Securityholders Agreement");

         WHEREAS, the Holders desire to amend the Securityholders Agreement (i) to provide that each Stockholder will vote its Shares to ensure that the number of directors constituting the entire Board of Directors will be nine (9), and
(ii) to provide for the designation of such directors;

         WHEREAS, Section 11.2(b) of the Securityholders Agreement, as in effect on the date hereof, provides, among other things, that any amendment to the Securityholders Agreement shall be effective only if it is made in writing and signed by (i) the holders of at least sixty-six and two-thirds percent
(66 2/3%) of the Shares, and (ii), so long as it owns any Shares, each of AAI, SBVC, the Goldman Entities, Noro-Moseley Partners II, L.P., the MPM Entities and Wakefield Group Limited Partnership; and

         WHEREAS, the undersigned Holders hold sixty-six and two-thirds percent (66 2/3%) or more of the Shares;

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Capitalized but undefined terms used herein (including, without limitation, the recitals hereto) shall have the meanings ascribed to such terms in the Securityholders Agreement.

         2. Section 5.3 of the Securityholders Agreement is hereby deleted and replaced in its entirety as follows:

         5.3 Election of Directors. Each Stockholder shall vote its Shares (to the extent such Shares have voting power) at any Stockholders Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be nine (9). Each Stockholder shall vote its Shares at any Stockholders Meeting called for


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         the purpose of filling the positions on the Board of
         Directors, or in any Written Consent executed for such purpose, and each Stockholder and the Company shall take all other actions necessary to ensure the election to the Board of Directors of the following individuals:

                  (a) one individual who shall be designated by the Series A Holders;

                  (b) one individual who shall be designated by the Series C Holders;

                  (c) one individual who shall be designated by the Series D Holders;

                  (d) two individuals who shall be designated by the Series E Holders, one of whom shall be designated by MPM Capital; and

                  (e) four individuals who shall be designated by Stockholders holding a majority of the votes entitled to be cast for the election of directors; provided, however, that one of such individuals must be serving as an officer of the Company and that such individual shall be R. Forrest Waldon for as long as he remains an officer of the Company.

         3. Except as otherwise provided herein, the Securityholders Agreement, as in effect on the date hereof, shall remain in full force and effect.

         4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws.

         6. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

  [Remainder of this page intentionally left blank - signature pages to follow]


                                       2

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         IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Amendment as of the date first written above.


                                       THE COMPANY


                                       ENDEAVOR PHARMACEUTICALS, INC.



                                       By: /s/ R. Forrest Waldon
                                           -------------------------------------
                                           R. Forrest Waldon
                                           President and Chief Executive Officer


HOLDERS

WAKEFIELD GROUP LIMITED PARTNERSHIP             244,398 Series A Preferred Stock
By: Thomas C. Nelson, Inc., its                  26,540 Series E Preferred Stock
    General Partner



   By: /s/ Thomas C. Nelson
       -----------------------------
       Thomas C. Nelson, President


NORO-MOSELEY PARTNERS II, L.P.                  244,398 Series A Preferred Stock
By: Moseley & Company, II, its                   26,540 Series E Preferred Stock
    General Partner



   By: /s/
       -----------------------------
       Name:
       Title:



SCHERING BERLIN VENTURE CORPORATION             162,932 Series B Preferred Stock
                                                 17,693 Series E Preferred Stock



By: /s/
    --------------------------------
Name:
Title:



aai Pharma, Inc.                                651,728 Series C Preferred Stock
(formerly APPLIED ANALYTICAL INDUSTRIES, INC.)



By: /s/
    --------------------------------
Name:
Title:


         Second Amendment to Securityholders Agreement - Signature Page


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ALTA BIOPHARMA PARTNERS, L.P.                   235,567 Series E Preferred Stock
By: Alta BioPharma Management, LLC



   By: /s/
       -----------------------------
   Name:
   Title: Managing Director


ENDEAVOR PHARMACEUTICALS CHASE PARTNERS         134,531 Series E Preferred Stock
(ALTA BIO), LLC
By: Alta/Chase BioPharma Management, LLC



   By: /s/
       -----------------------------
   Name:
   Title: Member



ALTA EMBARCADERO BIOPHARMA PARTNERS, LLC          8,879 Series E Preferred Stock



By: /s/
    --------------------------------
Name:
Title: Under Power of Attorney


         Second Amendment to Securityholders Agreement - Signature Page


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MPM ENTITIES



MPM BIOVENTURES II, L.P.                         75,088 Series E Preferred Stock
By: MPM Asset Management II, L.P.,
    its General Partner
  By: MPM Asset Management II LLC,
      its General Partner



         By:  /s/
            --------------------------
         Name:
         Title:



MPM BIOVENTURES II-QP, L.P.                     680,343 Series E Preferred Stock
By: MPM Asset Management II, L.P.,
    its General Partner
  By: MPM Asset Management II LLC,
      its General Partner



         By: /s/
            --------------------------
         Name:
         Title:



MPM BIOVENTURES GMBH & CO                       239,514 Series E Preferred Stock
PARALLEL-BETEILIGUNGS KG.
By: MPM Asset Management II, L.P.,
    in its capacity as the
    Special Limited Partner
  By: MPM Asset Management II LLC,
      its General Partner



         By: /s/
            --------------------------
         Name:
         Title:



MPM ASSET MANAGEMENT INVESTORS 2000 B LLC        15,664 Series E Preferred Stock



By: /s/
   -----------------------------------
   Name:
   Title:


         Second Amendment to Securityholders Agreement - Signature Page


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GOLDMAN ENTITIES


GS CAPITAL PARTNERS II, L.P.                     73,546 Series D Preferred Stock
By: GS Advisors, L.P., its                      174,495 Series E Preferred Stock
    General Partner



         By: /s/
            --------------------------
         Name:
         Title:


GS CAPITAL PARTNERS II OFFSHORE, L.P.            29,237 Series D Preferred Stock
By: GS Advisors, II (Cayman), L.P., its          69,368 Series E Preferred Stock
    General Partner
   By: GS Advisors II, Inc., its
       General Partner



         By: /s/
            --------------------------
         Name:
         Title:


GOLDMAN SACHS & CO. VERWALTUNGS GmbH              2,712 Series D Preferred Stock
                                                  6,436 Series E Preferred Stock


By: /s/
   -----------------------------------
Name:  Joseph H. Gleberman
Title: Managing Director


and


By: /s/
   -----------------------------------
Name:
Title: Registered Agent


STONE STREET FUND 1995, L.P.                      5,515 Series D Preferred Stock
By: Stone Street 1995, LLC, its                  13,084 Series E Preferred Stock
    General Partner



         By: /s/
            --------------------------
         Name:
         Title:


BRIDGE STREET FUND 1995, L.P.                     6,206 Series D Preferred Stock
By: Stone Street 1995, LLC, its                  14,725 Series E Preferred Stock
    General Partner



         By: /s/
            --------------------------
         Name:
         Title:


         Second Amendment to Securityholders Agreement - Signature Page


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ORIGIN INVESTORS, L.P.                           99,040 Series E Preferred Stock
By: Origin Capital Management, LLC,
    its General Partner



         By: /s/
            --------------------------
         Name:
         Title:


ORIGIN INVESTORS LIMITED                         60,131 Series E Preferred Stock
By: Origin Capital Management, LLC,
    its General Partner



         By: /s/
            --------------------------
         Name:
         Title:


NO MARGIN FUND, L.P.                              4,548 Series E Preferred Stock
By: Origin Capital Management, LLC,
    its Manager



         By: /s/
            --------------------------
         Name:
         Title:


DUQUESNE FUND, L.P.                              10,106 Series E Preferred Stock
By: Origin Capital Management, LLC,
    its Manager



         By: /s/
            --------------------------
         Name:
         Title:


STEELER FUND, L.P.                               24,760 Series E Preferred Stock
By: Origin Capital Management, LLC,
    its Manager



         By: /s/
            --------------------------
         Name:
         Title:


         Second Amendment to Securityholders Agreement - Signature Page


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ASWIN CONTINENTAL, S.A.                          78,827 Series E Preferred Stock
By: Origin Capital Management, LLC,
    its Manager



         By: /s/
            --------------------------
         Name:
         Title:


QUANTUM PARTNERS LDC                            227,893 Series E Preferred Stock



         By: /s/
            --------------------------
         Name:
         Title:


         Second Amendment to Securityholders Agreement - Signature Page